UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15 (d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2010

AMBASE CORPORATION

(Exact name of registrant as specified in its charter)

                                                        Delaware                                 1-07265                              95-2962743

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)	Identification No.)

100 PUTNAM GREEN, GREENWICH, CT 06830-6027

(Address of principal executive offices, including zip code)

(203) 532-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Previous independent registered public accounting firm.

On April 19, 2010 UHY LLP (“UHY”), our independent registered public accounting firm, informed us that effective April 16, 2010, its New England practice was acquired by Marcum LLP (“Marcum”). UHY also informed us that as a result of this transaction, it declines reappointment as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

UHY audited our financial statements for the fiscal years ended December 31, 2009 and 2008. The audit reports of UHY on our financial statements for those years did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to any uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2009 and 2008, and subsequently to April 19, 2010, there were no disagreements with UHY’s on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to UHYs satisfaction, would have caused UHY to make reference to the subject matter of the disagreement in connection with its audit reports, nor were there any “reportable events” (as that term is described in Item 304(a)(1)(v) or Regulation S-K).

UHY has issued a letter dated April 21, 2010, addressed to the Securities and Exchange Commission stating that UHY agrees with the above statements. That letter is included as Exhibit 16.1 to this Form 8-K.

(b)	New independent registered public accounting firm.

The Company previously filed and distributed its 2010 Proxy Statement with the appointment of UHY as the Company’s Independent Registered Public Accounting Firm for fiscal year 2010, subject to stockholder approval. As a result of Marcum’s acquisition of UHY’s New England practice, UHY declined reappointment as the Company’s Independent Registered Public Accounting Firm for fiscal year 2010. Our audit committee appointed Marcum as the successor independent registered public accounting firm on April 21, 2010 for fiscal year 2010. Prior to such appointment, the Company had not consulted with Marcum with respect to: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on our financial statements; or (3) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.	Letter from UHY LLP dated April 21, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASE CORPORATION

Date: April 22, 2010	By	/s/ John P. Ferrara
John P. Ferrara
Vice President and Chief Financial Officer and Controller
(Principal Financial and Accounting Officer)